Note 20 - Subsequent Event (Details Textual) - Merger of Liberty Bank, N.A. into The Middlefield Banking Company [member] - Subsequent Event [Member] $ / shares in Units, $ in Millions	Jan. 12, 2017 USD ($) $ / shares shares
Business Combination, Merger Agreement, Cash Per Share of Reporting Entity Common Stock | $ / shares	$ 37.96
Business Combination, Merger Agreement, Ratio of Shares of Reporting Entity's Common Stock for Each Share of Acquired Entity's Common Stock	1.1934
Business Acquisition, Equity Interest Issued or Issuable, Number of Shares	557,079
Business Combination, Consideration Transferred | $	$ 43.1